Exhibit 10.2.3

                THIRD AMENDMENT TO FOURTH AMENDED
                  AND RESTATED CREDIT AGREEMENT


      This THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of March 1, 2005, is made and entered into by and among GOLD KIST INC. (formerly known as Gold Kist Holdings Inc.), a Delaware corporation (the "Borrower"), the various banks and other lending institutions and institutional investors as are listed on the signature pages hereof as Lenders (collectively, the "Lenders" and individually, a "Lender"), and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, as agent for the
Lenders (the "Agent"). All capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Credit Agreement (defined below).

                      W I T N E S S E T H:

     WHEREAS, the Borrower, the Lenders, the Agent, and the other agents party thereto are parties to that certain Fourth Amended and Restated Credit Agreement dated as of March 10, 2004, as amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement dated as of July 16, 2004, and that certain Second Amendment to Fourth Amended and Restated Credit Agreement dated as of September 28, 2004 (as amended and as otherwise amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

      WHEREAS, the Borrower has requested that the Agent and the Lenders amend Section 7.9 of the Credit Agreement and the Agent and the Lenders have agreed to such amendment on the terms and conditions set forth in this Amendment;

      NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration paid by each party to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.    Amendment  to  Section 7.9 of  the  Credit  Agreement.
Section 7.9 of the Credit Agreement, Hedging Contracts, is hereby modified and amended by deleting such section in its entirety and substituting the following in lieu thereof:

          "Section 7.9. Hedging Contracts. The Borrower shall not, and shall not permit any Subsidiary to, enter into any Hedging Contract except: (a) bona fide hedging transactions in commodities that represent production inputs or products to be marketed, or in commodities needed in operations to meet manufacturing or market demands, provided that (i) long cash or futures positions and/or options strategies on corn, soybean meal and wheat shall in no event cover more than thirty-nine weeks of the Borrower's anticipated requirements for feed ingredients, shall have been entered into in compliance with the Borrower's Corporate Policy For Futures Contracts approved by the Borrower's Board of Directors on April 24, 1998, as amended by the Executive Committee of the Borrower's Board of Directors on October 4, 2002 (and which may be subsequently amended to comply with this Section), and shall have been approved by the Borrower's Hedging Committee, and (ii) short positions on corn, soybean meal and wheat shall be restricted to those positions that at all times relate in both amount and maturity to priced corn, soybean meal and wheat owned or contracted for delivery by the Borrower, either directly or by futures and/or options positions; and (b) foreign exchange contracts, currency swap agreements, interest rate exchange agreements, interest rate cap agreements, interest rate collar agreements, and other similar agreements and arrangements which are reasonably related to existing indebtedness or to monies to be received or paid in foreign currencies."

     2. Strict Compliance. Except for the amendment set forth above, the text of the Credit Agreement and the Loan Documents shall remain in full force and effect. The Borrower acknowledges and expressly agrees that the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents.

     3. Representations and Warranties. The Borrower hereby represents and warrants in favor of the Agent and each Lender as follows:

          (a) the Borrower has the corporate power and authority (i) to enter into this Amendment, and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

          (b) this Amendment has been duly authorized, validly executed and delivered by one or more authorized signatories of the Borrower, and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms;

          (c) the execution and delivery of this Amendment and performance by the Borrower under the Credit Agreement do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained, nor contravene or conflict with the charter documents of the Borrower, or the provisions of any statute, judgment, order, indenture, instrument, agreement or undertaking, to which the Borrower is a party or by which any of its properties are or may become bound; and

          (d) as of the date hereof, and after giving effect to this Amendment (i) no Default or Event of Default exists under the Credit Agreement, and (ii) each representation and warranty set forth in Article 5 of the Credit Agreement is true and correct in all material respects.

     4. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

     5. Expenses. The Borrower agrees to pay all reasonable expenses of the Agent incurred in connection with this Amendment and the other agreements, instruments and documents to be delivered in connection therewith, including, without limitation, all fees and expenses of counsel to the Agent.

     6. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. Any signatures delivered by a party by facsimile transmission or by e-mail transmission of an adobe file format document (also known as a PDF file) shall be deemed an original signature hereto.

     7. Governing Law. This Amendment shall be deemed to be made pursuant to the laws of the State of New York applicable to contracts made and performed in the State of New York without regard to the conflict of laws principles thereof other than Sections 5-1401 and 5-1402 of New York General Obligations Law.

     8.    Conditions to Effectiveness.  This Amendment shall  be
effective   as  of  the  date  first  written  above   upon   the
satisfaction  of  the  following  conditions,  which   shall   be
satisfactory in form and substance to the Agent:

          (a) Execution. This Amendment shall have been duly executed and delivered by the Borrower, the Agent and the Required Lenders; and

          (b)   Other  Matters.   The  Loan  Parties  shall  have
     provided such other information, documents, instruments and approvals as the Agent or the Agent's counsel may reasonably require.

     9. Reference to and Effect on the Loan Documents. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:GOLD KIST INC. (formerly known as Gold Kist Holdings
Inc.)


                              By:/s/ Stephen O. West
                              Name: Stephen O. West
                              Title: Chief Financial
                                 Officer, Vice President



                              By: /s/ J. David Dyson
                              Name: J. David Dyson
                              Title: Secretary


                                 [CORPORATE SEAL]


AGENT, L/C ISSUER AND LENDER:




COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK
NEDERLAND", NEW YORK BRANCH



                              By:/s/ Richard J. Beard
                              Name: Richard J. Beard
                                 Title: Executive Director


                              By:/s/ Rebecca O. Morrow
                              Name: Rebecca O. Morrow
                              Title: Executive Director


               (SIGNATURES CONTINUE ON NEXT PAGE)

LENDERS:            SUNTRUST BANK


                              By: /s/ Hugh E. Brown
                              Name: Hugh E. Brown
                                 Title: Vice President


ING CAPITAL LLC


                              By: /s/ Lina A. Garcia
                              Name: Lina A. Garcia
                                 Title: Vice President


HARRIS TRUST AND SAVINGS BANK


                              By: /s/ Phil Langheim
                              Name: Phil Langheim
                                 Title: Vice President

U.S. BANK NATIONAL ASSOCIATION


                              By: /s/ Jay Wefel
                              Name: Jay Wefel
                                 Title: Vice President

COBANK, ACB


                              By: /s/ Jim Stutzman
                              Name: Jim Stutzman
                                 Title: Vice President


               (SIGNATURES CONTINUE ON NEXT PAGE)



NATEXIS BANQUES POPULAIRES


                              By: /s/ Guilaume de Parscau
                              Name: Guilaume de Parscau
                           Title: Commodities Finance
                                 Group


                              By: /s/ Stephen A. Jendras
                              Name: Stephen A. Jendras
                                 Title: Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.


                              By: /s/ John Bohan
                              Name: John Bohan
                                 Title:

GREENSTONE FARM CREDIT SERVICES, FLCA


                              By:/s/ Alfred S. Compton, Jr.
                              Name: Alfred S. Compton, Jr.
                                 Title: VP/Sr. Lending Officer
                      CONSENT OF GUARANTORS

      We, the undersigned, each as a Guarantor pursuant to that certain Third Amended and Restated Subsidiary Guaranty dated as of the 10th day of March, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Guaranty"), hereby each (a) acknowledge receipt of a copy of the foregoing Amendment, and (b) acknowledge, consent and agree that
(i) the Guaranty remains in full force and effect, and (ii) the execution and delivery of the foregoing Amendment and any and all documents executed in connection therewith shall not alter, amend, reduce or modify our respective obligations and liabilities under the Guaranty.


                              AGRATECH SEEDS INC.          (SEAL)



                              By:/s/ Stephen O. West
                                Name: Stephen O. West
                                Title: Treasurer


                              AGRATRADE FINANCING, INC.    (SEAL)



                              By:/s/ Stephen O. West
                                Name: Stephen O. West
                                Title: Treasurer


                              CROSS EQUIPMENT COMPANY, INC. (SEAL)



                              By:/s/ Stephen O. West
                                Name: Stephen O. West
                                Title: Treasurer


                              GK FINANCE CORPORATION       (SEAL)



                              By:/s/ Stephen O. West
                                Name: Stephen O. West
                                Title: Treasurer


                              GK PEANUTS, INC.             (SEAL)



                              By:/s/ Stephen O. West
                                Name: Stephen O. West
                                Title: Treasurer


                              GK PECANS, INC.              (SEAL)



                              By:/s/ Stephen O. West
                                Name: Stephen O. West
                                Title: Treasurer


                              LUKER INC.                   (SEAL)



                              By:/s/ Stephen O. West
                                Name: Stephen O. West
                                Title: Treasurer


                              AGVESTMENTS, INC.            (SEAL)



                              By:/s/ Stephen O. West
                                Name: Stephen O. West
                                Title: Treasurer



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